EXHIBIT 23
                                                                      ----------



           [Letterhead of Dworken, Hillman, LaMorte & Sterczala, P.C.]







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Form 10-K/A Amendment No. 1 of our report dated January 31, 2002 relating to the financial statements appearing in the Annual Report on Form 10-K of Birmingham Utilities, Inc. for the year ended December 31, 2001.


/s/ Dworken, Hillman, LaMorte & Sterczala, P.C.


April 25, 2002